AGREEMENT


     This Agreement, dated as of March 21, 1996, is between ENSCO International Incorporated, a Delaware corporation ("ENSCO"), and Dual Invest AS, a Norwegian corporation (the "Stockholder").

     WHEREAS, concurrently herewith, ENSCO, ENSCO Acquisition Company, a Delaware corporation and a wholly-owned subsidiary of ENSCO ("Acquiror Sub"), and DUAL DRILLING COMPANY, a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"; capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

     WHEREAS,  the Stockholder    is the  record  and beneficial  owner  of
9,382,354 shares of Target Common Stock (the "Block Shares");

     WHEREAS, approval of the Merger Agreement and the Merger by the Company s stockholders is a condition to the consummation of the Merger; and

     WHEREAS, as a condition to its entering into the Merger Agreement, ENSCO has required that the Stockholder agree, and the Stockholder has agreed, to enter into this Agreement.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     Section 1. VOTING AGREEMENT AND GRANT OF PROXY. From the date of this Agreement until July 31, 1996:

       (a) The Stockholder hereby agrees that at any meeting of the stockholders of the Company, however called, and any action by consent of the stockholders of the Company, the Stockholder shall vote the Block Shares, and any other voting securities of the Company, whether issued heretofore or hereafter, which are held of record or beneficially by the Stockholder, (i) in favor of the Merger and the Merger Agreement, (ii) in favor of adoption and approval of the Dual Special Performance Unit Plan, effective August 21, 1995, as amended as contemplated by the Merger Agreement, and (iii) against any proposal for any recapitalization, merger (other than the Merger), sale of assets or other business combination between the Company and any person or entity (other than ENSCO or Acquiror
Sub) or any other action or agreement that ENSCO notifies the Stockholder in writing before any vote would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which could result in any of the conditions to the Merger Agreement not being fulfilled.

     (b) Except as provided in this Section 1 and except for transfers to the Stockholder from an affiliate, the Stockholder hereby agrees that it shall not, and shall not offer or agree to, sell, transfer, tender, assign, hypothecate or otherwise dispose of, or create or permit to exist any pledge, lien, security interest, mortgage, charge, claim, option, proxy, voting restriction, right of first refusal, limitation on disposition, or encumbrance of any kind on or with respect to the Block Shares or other


voting securities of the Company, whether issued heretofore or hereafter, which are held of record or beneficially by the Stockholder.

     (c) The Stockholder, by this Agreement, with respect to the Block Shares and any other voting securities of the Company, whether issued heretofore or hereafter, which are held of record by the Stockholder, does hereby constitute and appoint ENSCO and Acquiror Sub, or any nominee of ENSCO and Acquiror Sub, with full power of substitution, from the date hereof to the earlier to occur of July 31, 1996 or the Effective Time, as its true and lawful attorney and proxy (its "Proxy"), for and in its name, place and stead, to demand that the Secretary of the Company call a special meeting of the stockholders of the Company for the purpose of considering any actions related to the Merger Agreement and to vote each of the Block Shares and any other voting securities of the Company, whether issued heretofore or hereafter, which are held of record by the Stockholder, at every annual, special or adjourned meeting of the stockholders of the Company, including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that the law of the State of Delaware may permit or require:

     (i)   in favor of the Merger and the Merger Agreement;

     (ii) in favor of adoption and approval of the Dual Special Performance Unit Plan, effective August 21, 1995, as amended as contemplated by the Merger Agreement; and

    (iii) against any proposal for any recapitalization, merger (other than the Merger), sale of assets or other business combination between the Company and any person or entity (other than ENSCO or Acquiror Sub) or any other action or agreement that ENSCO notifies the Stockholder in writing before any vote would result in a breach of any covenant, representation or warranty or any other obligation or agree-ment of the Company under the Merger Agreement or could result in any of the conditions to the Merger Agreement not being fulfilled.

THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Stockholder acknowledges receipt and review of a copy of the Merger Agreement. The Stockholder hereby revokes all proxies heretofore made by it that are inconsistent with this Section 1.

     (d) The Stockholder shall perform such further acts and execute such further documents and instruments as may reasonably be required to vest in ENSCO and Acquiror Sub the power to carry out and give effect to the provisions of this Agreement.

     (e) The Company will cause each certificate of the Stockholder evidencing the Block Shares outstanding during the period that this Section 1 is in effect to bear a legend in the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF AN AGREEMENT DATED
     MARCH   21,  1996,  AS IT  MAY BE  AMENDED,  AMONG DUAL  DRILLING
     COMPANY,  ENSCO  INTERNATIONAL  INCORPORATED AND  THE  REGISTERED


     HOLDER OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

Upon the expiration of the period during which this Section 1 is in effect or in the event that the Block Shares otherwise cease to be subject to the restrictions on transfer set forth in this Agreement, the Company shall, upon the written request of the Stockholder, issue to the Stockholder a new certificate evidencing such shares without the legend required by this
Section 1(e).

     (f) The Stockholder agrees that until July 31, 1996 it will not vote any of the Block Shares at any annual, special or adjourned meeting of the stockholders of the Company, including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that the law of the State of Delaware may permit or require, (i) to approve of the adoption and approval of the Dual Special Performance Unit Plan, effective August 21, 1995 in any manner except as contemplated by the Merger Agreement, or (ii) in any manner that is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the transactions contemplated by the Merger Agreement.

     Section 2. SECURITIES ACT COVENANTS AND REPRESENTATIONS. Subject to ENSCO's obligations under Section 3.1, the Stockholder hereby agrees and represents to ENSCO as follows:

     (a) The Stockholder has been advised that the offer, sale and delivery of the Acquiror Common Stock to the Stockholder pursuant to the
Merger may not be registered under the Securities Act, despite ENSCO's obligations to use commercially reasonable efforts to effect such registration. The Stockholder has been advised that if the offer, sale and delivery of the Acquiror Common Stock to the Stockholder pursuant to the Merger has not been registered under the Securities Act, then such shares (the "Merger Shares") may not be offered, sold, pledged, hypothecated or otherwise transferred unless subsequently registered under the Securities Act or an exemption from such registration is available. The Stockholder has also been advised that even if the sale and delivery to the stockholder of the Merger Shares is registered under the Securities Act, to the extent the Stockholder is considered an "affiliate" of the Company at the time the Merger Agreement is submitted for a vote of the stockholders of the Company, any public offering or sale by the Stockholder of the Merger Shares will, under current law, require either (i) the further registration under the Securities Act of the Merger Shares, which ENSCO is obligated under Section 3.1 to use commercially reasonable efforts to effect, (ii) compliance with Rule 145 promulgated by the Securities and Exchange
Commission  (the  "Commission")  under  the  Securities Act  or  (iii)  the
availability  of  another  exemption  from  such  registration  under   the
Securities Act.

     (b) The Stockholder has read this Agreement and the Merger Agreement and has discussed their requirements and other applicable limitations upon its ability to sell, transfer or otherwise dispose of the Merger Shares, to the extent the Stockholder believed necessary, with its counsel or counsel for the Company.

     (c) The Stockholder also understands that stop transfer instructions will be given to ENSCO's transfer agents with respect to the Merger Shares


and that a legend will be placed on the certificates for the Merger Shares issued to the Stockholder, to the extent the Stockholder is considered an "affiliate" of the Company at the time the Merger Agreement is submitted for a vote of the stockholders of the Company.

     Section 3.     REGISTRATION OF MERGER SHARES.

     (a) ENSCO shall use all commercially reasonable efforts on or before the Effective Time to effect the registration under the Securities Act, on an appropriate form, of the transfer of the Merger Shares to the Stockholder and the Stockholder s subsequent transfer of such Merger Shares to the security holders of the Stockholder in the manner contemplated on Exhibit A and the resale of the Merger Shares by the Stockholder or by B. Skaugen Shipping AS and its affiliates (collectively, Skaugen )(all persons who receive Merger Shares and whose resales are covered by this
Section 3(a) shall be referred to herein as the "Selling Stockholders") unless ENSCO shall have provided to Skaugen a no-action letter, or opinion of counsel reasonably acceptable to Skaugen, concluding that Skaugen will not be restricted in any way in its ability absent such registration to resell Merger Shares received by Skaugen from the Stockholder. ENSCO shall be required to file only one such registration statement and shall keep such registration continuously effective until such time as the Merger Shares have been disposed of by the Selling Stockholders but in no event for a period of longer than twelve months after the date of the Effective Time. For purposes of this Section 3, "Registration Statement" means the registration statement covering the Merger Shares filed pursuant hereto, including, to the extent applicable, the prospectus (the "Prospectus") included in any such registration statement, all amendments and supplements to any such registration statement (including post-effective amendments), all exhibits to any such registration statement and all material incorporated by reference in any such registration statement.

     (b)  In  connection with ENSCO's  registration obligations pursuant to
Section 3(a) and, except as provided in Section 3(b)(i), ENSCO shall keep continuously effective the Registration Statement for the period of time provided in Section 3(a), to permit the sale of the Merger Shares pursuant to the Registration Statement in accordance with the intended method or methods of distribution thereof specified by the Stockholder in Section 3(a) above and in Exhibit A, and shall:

          (i) notify the Selling Stockholders, promptly (A) when a new Registration Statement, Prospectus or supplement thereto or post-effective amendment has been filed, and, with respect to a new Registration Statement or post-effective amendment when it has become effective, (B) of any request by the Commission for amendments or supplements to any Registration Statement or Prospectus or for additional information, (C) of the issuance by the Commission of any comments with respect to any filing and of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by ENSCO of any notification with respect to the suspension of the qualification of the Merger Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (E) of the happening of any event that makes any statement made in any Registration Statement, Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading, and (F) of ENSCO's determination that a post-effective amendment to a Registration Statement would be appropriate;

          (ii) furnish to the Selling Stockholders, without charge, as many conformed copies of the Registration Statement and any amendments thereto as may reasonably be requested by the Selling Stockholders;

          (iii) deliver to the Selling Stockholders, without charge, as many copies of the Prospectus covering the Merger Shares and any amendments or supplements thereto as the Stockholder or the Selling Stockholders may reasonably request;

          (iv) register, qualify, or obtain an exemption therefrom, in connection with the registration or qualification or exemption therefrom of the Merger Shares for offer and sale under the securities or blue sky laws of New York and, as the Stockholder reasonably requests, any other jurisdictions within the United States and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Merger Shares covered by the Registration Statement; provided, however, that ENSCO shall not be required to qualify as a dealer in securities or as a foreign corporation, or otherwise subject itself to taxation in connection with such activities, or to execute a general consent to service of process in any jurisdiction;

          (v) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission relating to such registration and the distribution of the securities being offered, and make generally available to its securities holders earning statements satisfying the provisions of Section 11(a) of the Securities Act no later than 90 days after the end of any 12-month period (or 120 days if such period is a fiscal year) beginning with the first month of the first fiscal quarter commencing after the effective date of such Registration Statement, which earning statements shall cover such 12-month periods;

          (vi) in no event later than ten business days before filing any Registration Statement or Prospectus, or any amendment or supplement (other than any amendment or supplement made solely as a result of incorporation by reference of documents) to any thereof (or, in the case of any Prospectus supplement or post-effective amendment relating to a proposed shelf draw-down, three Business Days before the filing thereof), furnish to the Stockholder copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review of the Stockholder;

          (vii) promptly after the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Stockholder; and

          (viii) use all commercially reasonable efforts to take all action necessary or advisable to effect such registration in the manner contemplated by this Agreement.

     (c) The Stockholder and each Selling Stockholder shall furnish to ENSCO such information regarding the Stockholder and each Selling Stockholder and the plan of distribution of the Merger Shares as ENSCO may from time to time reasonably request.

     (d) The Stockholder and each Selling Stockholder agrees that upon receipt of any notice from ENSCO of the happening of any event of the kind described in Sections 3(b)(i)(B), 3(b)(i)(C), 3(b)(i)(D), 3(b)(i)(E) or 3(b)(i)(F), it shall forthwith discontinue disposition of the Merger Shares pursuant to the Prospectus until (A) it is advised in writing by ENSCO that a new Registration Statement covering the offer of the Merger Shares has become effective under the Securities Act or (B) it receives copies of a supplemented or amended Prospectus, or (C) until it is advised in writing by ENSCO that the use of the Prospectus may be resumed. ENSCO shall promptly take all such action as may be necessary or appropriate, including, without limitation, the filing of a new Registration Statement or an amendment to the then current Registration Statement and/or the filing of an amended Prospectus, to limit the duration of any discontinuance with respect to the disposition of the Merger Shares pursuant to this Section 3(d).

     (e) The Stockholder and each Selling Stockholder shall cooperate with ENSCO in all reasonable respects in connection with the preparation and filing of the Registration Statement; provided, however, that the Stockholder and each Selling Stockholder shall not be required to incur any material out-of-pocket cost or expense when providing such cooperation.

     (f) The Stockholder and any Selling Stockholder agrees at any time beginning not earlier than six (6) months after the Effective Time not to effect any public sale or distribution of any of ENSCO's securities during the period beginning 10 days prior to and ending 90 days after, the closing of an underwritten offering of securities by ENSCO if the managing underwriter in such offering determines the sale of the Merger Shares would have an adverse effect on an orderly public distribution of securities in the underwritten offering or would have an adverse effect on the price of the securities offered in the underwritten offering; provided that if the Stockholder or any Selling Stockholder is prevented from selling or distributing ENSCO's securities during any period pursuant to this Section 3(f), then the registration provided for in Section 3(a) shall be kept continuously effective for at least 90 days after the end of any such period notwithstanding the limitation provided in Section 3(a) that such registration shall in no event be required to be kept effective for a period of longer than 12 months after the date of the Effective Time;

     (g) All expenses incident to ENSCO's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses for compliance with securities or blue sky laws (including fees and disbursements of ENSCO's counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Merger Shares), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants, fees and expenses of any special experts retained by ENSCO in connection with any registration hereunder, and fees and expenses of other persons retained by ENSCO, but excluding fees and disbursements of counsel retained by the Stockholder, any fees and expenses of any underwriters and transfer taxes, if any, relating to the Merger Shares, shall be borne by ENSCO.

     (h) ENSCO shall indemnify and hold harmless, to the full extent permitted by law, the Stockholder, its officers, directors, employees, representatives and agents, and each Person who controls (within the meaning of the Securities Act) the Stockholder, and each other Selling Stockholder against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading, except in each case insofar, but only insofar, as the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, Prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with written information furnished to ENSCO by a Selling Stockholder expressly for use therein.

     (i) The Stockholder and each Selling Stockholder each with respect only to written information furnished by it to ENSCO expressly for use in any Registration Statement, any Prospectus, or any amendment or supplement thereto shall indemnify and hold harmless, to the full extent permitted by law, ENSCO, its officers, directors, employees, representatives and agents, and each Person who controls (within the meaning of the Securities Act) ENSCO, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) resulting from any untrue or alleged untrue statement of a material fact contained in such Registration Statement, any Prospectus, or any amendment or supplement thereto, or any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading, as the same arises out of or is based upon an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in such Registration Statement, Prospectus, amendment or supplement, as the case may be, made or omitted, as the case may be, in reliance upon and in conformity with such written information.

     (j) Each party entitled to indemnification under this Section 3 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who will conduct the defense of such claim or litigation, is approved by the Indemnified Party (whose approval will not be unreasonably withheld or delayed); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations except to the extent that its defense of the claim or litigation involved is prejudiced by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of any claim or litigation, and no Indemnified Party will consent to entry of any judgment or settle any claim or litigation without the prior written consent of the Indemnifying Party. Each Indemnified Party shall furnish such information regarding himself or itself and the claim in question as the Indemnifying Party may reasonably request and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

     (k)  If  for  any  reason  the indemnification  provided  for  in this
Section 3 from an Indemnifying Party is unavailable to an Indemnified Party hereunder or insufficient to hold it harmless as contemplated by this
Section 3, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of an Indemnifying Party and Indemnified Party in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, an Indemnifying Party or Indemnified Party, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 3(j), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this
Section 3(k) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 4. TAX REPRESENTATION. The Stockholder represents and warrants to ENSCO that, except as set forth on Exhibit A hereto, it has no present plan or intention to sell, exchange, transfer by gift, or otherwise dispose of the Merger Shares.

     Section 5. HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976. In connection with the Merger, to the extent required by applicable law, the Stockholder agrees promptly and timely to file, or cause to be filed, all notifications, including responses to requests for information, required to be filed by it by the HSR Act. The Stockholder agrees to cooperate with ENSCO, Acquiror Sub and the Company to the extent necessary to permit them to prepare their separate filings and to supply any additional information that may be submitted to the Federal Trade
Commission or the Department of Justice relating to the transactions contemplated by the Merger Agreement under the antitrust laws.

     Section 6. DISCLOSURE. The Stockholder will consult with ENSCO and allow ENSCO a reasonable time to consider and comment on any press release or public disclosure by the Stockholder of matters related to this Agreement, the Merger Agreement or the Merger, except to the extent required by applicable law and based on the advice of counsel. ENSCO agrees to provide the Stockholder a copy of any press release or public disclosure of any matters relating to this Agreement, the Merger Agreement or the Merger. ENSCO will consult with the Stockholder and allow it a reasonable time to consider and comment on any press release or public disclosure by ENSCO of matters related to this Agreement, the Merger Agreement or the Merger, except to the extent required by applicable law and based on the advice of counsel.

     Section 7. NO SOLICITATION. The Stockholder agrees that until July 31, 1996, it will not negotiate with any person other than ENSCO with respect to the acquisition of the Company or the Target Common Stock owned by the Stockholder and it will not, and will not permit any of its officers, directors, employees, agents or representatives (including without limitation, investment bankers, attorneys and accountants) to
(a) initiate contact with, (b) make, solicit or encourage any inquiries or proposals, (c) enter into or participate in any discussions or negotiations with, (d) disclose, directly or indirectly, any information not customarily disclosed concerning the business and properties of the Company or Stockholder's interest in the Company under the control of Stockholder to or (e) afford any access to the Company s properties, books and records in its possession or under its control to any person in connection with any possible proposal relating to (i) the disposition of the Company s or the Stockholder's businesses or substantially all of their respective assets,
(ii) the acquisition of equity or debt securities of the Company or the Stockholder, including equity or debt securities in the Company owned by the Stockholder, or (iii) the merger, share exchange or business combination, or similar acquisition transaction of or involving the Company or the Stockholder with any person other than ENSCO. Until July 31, 1996, the Stockholder will immediately notify ENSCO orally, and subsequently confirm in writing, all the relevant details relating to all inquiries and proposals which it may receive relating to any such matters. Until July 31, 1996, the Stockholder will not, and will not permit any of its representatives, at any time, to enter into or participate in any discussions or negotiations regarding, or accept, any proposal for such a transaction received by them from a third party or that a third party expresses a desire to communicate to it.

     Section 8. FURTHER ASSURANCES. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of their obligations under this Agreement. Without limiting the generality of the foregoing, none of the parties hereto shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) if such action would materially impair the ability of any party to effectuate, carry out or comply with all the terms of this Agreement. If requested by ENSCO, the Stockholder and each Selling Stockholder agrees to execute a letter to ENSCO representing that the Stockholder and/or Selling Stockholder executing such letter has complied with its obligations hereunder as of the date of such letter.

     Section 9. REPRESENTATIONS AND WARRANTIES OF ENSCO. ENSCO represents and warrants to the Stockholder as follows: Each of this Agreement and the Merger Agreement has been approved by the Board of Directors of ENSCO, and the Merger Agreement has been approved by the Board of Directors of Acquiror Sub and by ENSCO as the sole stockholder of Acquiror Sub, in each case representing all necessary corporate action on the part of ENSCO and Acquiror Sub (no action by the stockholders of ENSCO being required). Each of this Agreement and the Merger Agreement has been duly executed and delivered by a duly authorized officer of ENSCO and, in the case of the Merger Agreement, Acquiror Sub. Each of this Agreement and the Merger Agreement constitutes a valid and binding agreement of ENSCO and, in the case of the Merger Agreement, Acquiror Sub, enforceable against ENSCO and, in the case of the Merger Agreement, Acquiror Sub in accordance with its terms.

     Section 10. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder represents and warrants to ENSCO as follows: This Agreement has been duly executed and delivered by the Stockholder and constitutes the valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms. The Block Shares are the only voting securities of the Company owned (beneficially or of record) by the Stockholder, and, except as provided in this Agreement, the Block Shares are not subject to any voting trust, voting agreement or similar arrangement whatsoever.

     Section 11. EFFECTIVENESS AND TERMINATION. It is a condition precedent to the effectiveness of this Agreement that the Merger Agreement shall have been executed and delivered. In the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

     Section 12.    MISCELLANEOUS.

     (a) NOTICES, ETC. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or seven days after being mailed by first-class mail, postage prepaid, in each case to the applicable addresses set forth below:

     If to ENSCO:

        ENSCO International Incorporated
        2700 Fountain Place
        1445 Ross Avenue
        Dallas, TX 75202-2792
        Attn:     C. Christopher Gaut
        Telecopy: (214) 855-0300

     with a copy to:

        Daniel W. Rabun, Esq.
        Baker & McKenzie
        2001 Ross Avenue, Suite 4500
        Dallas, TX 75201
        Telecopy: (214) 978-3099

     If to the Stockholder:

        Dual Invest AS
        P. O. Box 1611
        Vika 0119
        Oslo, Norway

     with a copy to:

        Martin B. McNamara
        Gibson, Dunn & Crutcher
        1717 Main Street, Suite 5400
        Dallas, TX 75201-4605

or to such other address as such party shall have designated by notice so given to each other party.

     (b) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by ENSCO and the Stockholder.

     (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise.

     (d) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement. Notwithstanding the foregoing, in no event shall this Agreement or the execution and delivery of the Merger Agreement affect the Stockholder's obligations under Section 2 of that certain letter agreement between ENSCO and the Stockholder dated January 25, 1996.

     (e) SEVERABILITY. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties intentions hereunder.

     (f) REMEDIES CUMULATIVE. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     (g) NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     (h) THIRD PARTY BENEFICIARIES. Except for the Selling Stockholders and those persons for whom indemnification is provided, this Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity which is not a party hereto. The Selling Stockholders and those persons for whom indemnification is provided, however, may enforce this Agreement.

     (i) GOVERNING LAW. This Agreement is governed by and construed in accordance with the laws of the State of Delaware (without regard to conflict of laws principles).

     (j) ARBITRATION. (i) Any dispute arising out of or related to this Agreement shall be finally settled by arbitration in accordance with the Rules of the London Court of International Arbitration ("LCIA"), which rules are deemed to be incorporated by reference into this clause. Unless the parties otherwise agree, the arbitration shall take place in London, England. The parties hereby agree to exclude any right of application or appeal to the courts of said jurisdiction in connection with any question of law arising in the course of reference out of the award, in particular the right of appeal under Section 1 of the Arbitration Act 1979 in relation to any award made by the arbitrators and the right to apply to the High Court under Section 2 of the Arbitration Act 1979 for the determination of any question of law arising in the course of any arbitration proceedings hereunder. Each of the parties shall appoint one arbitrator and the two so nominated shall in turn choose a third arbitrator. If the arbitrators chosen by the parties cannot agree on the choice of the third arbitrator within a period of fourteen (14) days after their nomination, then the third arbitrator shall be appointed by the Court of the LCIA.

          (ii) The arbitration shall be conducted in the English language. Relevant documents in other languages shall be translated into English if the arbitrators so direct. In arriving at their award, the arbitrators shall give effect insofar as possible to the desire of the parties that the dispute or controversy be resolved in accordance with good commercial practice and principles of fairness and equity, and shall make every effort to find a solution to the dispute in the provisions of this Agreement and shall give full effect to all parts hereof. In particular, the parties acknowledge that money damages are not an adequate remedy for violations of
Section 1 of this Agreement and ENSCO may, in its sole discretion, apply to the arbitral tribunal for specific performance in order to enforce Section 1 of this Agreement and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

          (iii) To the extent a solution cannot be found in the provisions of this Agreement, the arbitrators shall apply the law of Delaware.

          (iv) The parties agree that after either has filed a Request for Arbitration, they shall, upon request, make discovery and disclosure of all written materials relevant to the subject of the dispute. The arbitrators shall make the final determination as to any discovery disputes between the parties. Examination of witnesses at the hearings by the parties, their legal counsel and by the arbitrators shall be permitted. A written transcript of the hearing may be ordered by either of the parties at its own expense.

          (v) The award of a majority of the arbitrators shall be final and binding upon the parties, and shall be the exclusive remedy of the parties for all claims, counterclaims, issues or accountings presented or pled to the arbitrators. Any award (other than specific performance) shall be granted and paid in U.S. Dollars exclusive of any deduction or offset and shall include interest from the date of breach or other violations of this Agreement until the award is fully paid, computed at the prime commercial lending rate announced from time to time by Citibank, N.A., adjusted daily. The arbitrators shall have the authority to order that all or a part of the legal or other costs, fees and expenses of a party, including fees paid to the LCIA and the arbitrators and the reasonable attorneys' fees, be paid by another party. Judgment upon the award may be entered in any court having jurisdiction. An application may be made to any such court for a judicial acceptance of the award and an order for enforcement.

          (vi) Nothing in this section shall be construed to preclude any party from seeking provisional remedies at any stage of the negotiation, conciliation or arbitration proceedings, including but not limited to temporary restraining orders or preliminary injunctions from any court of competent jurisdiction which such party in good faith deems reasonably necessary for the protection of its rights. Such preliminary relief shall not be sought as a means of avoiding conciliation or arbitration.

     (l) NAME, CAPTIONS, GENDER. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

     (m) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together constitute an instrument. Each counterpart may consist of a number of copies each signed by less that all, but together signed by all, the parties hereto.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                              ENSCO INTERNATIONAL INCORPORATED


                              By:  /s/ C. Christopher Gaut
                                   -------------------------------------
                                   C. Christopher Gaut, Vice President
                                   and Chief Financial Officer

                              DUAL INVEST AS


                              By:  /s/ Magne Kristiansen
                                   -------------------------------------
                                   Magne Kristiansen
                                   Managing Director


The Company by execution of this Agreement acknowledges that the execution, delivery and performance of this Agreement, as it may be amended from time to time, has been approved by its Board of Directors, and agrees to perform all of its obligations under Section 1(e) of this Agreement.

                              DUAL DRILLING COMPANY


                              By:  /s/ David W. Skarke, Chairman
                                   -----------------------------
                                   David W. Skarke, Chairman

B. Skaugen Shipping AS by execution of this Agreement agrees to perform all of its obligations as a Selling Stockholder under this Agreement.

                              B. SKAUGEN SHIPPING AS


                              By:  /s/ Richard Arnesen
                                   ------------------------------
                                   Richard Arnesen
                                   Managing Director

















                                    Exhibit A


(1)   The Stockholder may dispose of the Block Shares in the following manner:

      (a) Sale of the Block Shares, from time to time, directly or through broker-dealers or underwriters who may act solely as agents or may acquire shares of Common Stock as principals, in all cases as designated by the Stockholder.

      (b) Distributions of the Block Shares to the stockholders of the Stock-holder, including Skaugen.

(2) Skaugen may dispose of the Block Shares acquired from the Stockholder, from time to time, directly or through broker-dealers or underwriters who may act solely as agents or may acquire shares of Common Stock as principals, in all cases as designated by Skaugen.